TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, CA 90023
Phone: 323.266.3072
Fax: 323.266.8060

July 12, 2004

Tonga Finance and Trading AG Baarerstrasse 8 6301 Zug, Switzerland
Romofin AG Albisriederstrasse 164 8003 Zurich, Switzerland

Dear Sirs,

Re: True Religion Apparel, Inc. (the "Corporation")
Extension of terms of exercise for share purchase warrants

As you are aware, on January 16, 2004, we issued 900,000 units (each a "Unit") pursuant to a private placement, with each Unit consisting of one common share of the Corporation and one non-transferable share purchase warrant (each a "Warrant"). Each Warrant entitled the holder thereof to purchase one additional common share at an exercise price of U.S.$1.11 expiring on or before the earlier of (a) the date that is 60 days after the effective date of a registration statement registering the securities with the Securities and Exchange Commission or (b) January 15, 2006.

We hereby agree to amend the terms of the Warrants held by you so as to extend the period for exercise of the Warrants to September 10, 2004.

The terms and condition of this agreement (the "Extension Agreement") are as follows:

1. The Certificates representing the Warrants shall be amended by deleting the definition of "Expiry Date" as "on or before the earlier of (a) the date that is 60 days after the effective date of a registration statement registering the securities with the Securities and Exchange Commission or (b) January 15, 2006.", and replacing the definition as "September 10, 2004".

2. All other terms, conditions, covenants, agreements, benefits and obligations contained in the Warrants shall remain the same and shall be binding upon and enure to the benefit of the parties hereto.

If you agree to the above terms, kindly sign two copies of this letter signifying your approval and acceptance, and return one fully executed letter to the writer at your earliest convenience.

Yours truly,

TRUE RELIGION APPAREL, INC.

Per:

/s/ Jeffrey Lubell
Authorized Signatory

The undersigned hereby agree to the foregoing terms and conditions of this agreement as of the date first above written.

TONGA FINANCE AND TRADING AG

Per:

Authorized Signatory

ROMOFIN AG

Per:

Authorized Signatory